OLD MUTUAL FUNDS I

Old Mutual Analytic Global Fund

Supplement Dated July 28, 2009

This Supplement updates certain information contained in the currently effective Prospectus and Statement of Additional Information for the above named fund (the “Analytic Global Fund”), a series portfolio of Old Mutual Funds I (the “Trust”), each dated November 19, 2008, as supplemented.  You should retain your Prospectus and Statement of Additional Information and any Supplements for future reference. You may obtain an additional copy of the Prospectus or Statement of Additional Information, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On July 28, 2009, the Board of Trustees of the Trust approved a Plan of Liquidation and Dissolution (the “Liquidation”) pursuant to which the assets of the Analytic Global Fund will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Analytic Global Fund will be distributed to shareholders.  The Liquidation is subject to approval by shareholders of the Analytic Global Fund at a Special Meeting of Shareholders to be held on October 22, 2009, or at any adjournments thereof.

If shareholders of the Analytic Global Fund approve the Liquidation, as of October 22, 2009, (the “Effective Date” of the Liquidation), the Analytic Global Fund will begin liquidating its portfolio assets and shall hold or reinvest the proceeds thereof in cash and such short-term securities as the Fund may lawfully hold or invest.  As a result, the Analytic Global Fund will not be pursuing its investment objectives after the Effective Date.

The Analytic Global Fund anticipates that it will complete the Liquidation on or around the close of business on November 9, 2009 (the “Liquidation Date”).  On or before the Liquidation Date, the Analytic Global Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Analytic Global Fund will be dissolved.

Analytic Global Fund shareholders of record as of the close of business on July 30, 2009 will receive a Proxy Statement providing notice of the Special Meeting of Shareholders and details regarding the Analytic Global Fund Liquidation.  The Proxy Statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributor: Old Mutual Investment Partners
R-09-537  07/2009